UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 29, 2021

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DIAMEDICA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 312-6755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01.               Regulation FD Disclosure.

On June 29, 2021, DiaMedica Therapeutics Inc. (the “Company”) announced interim results from its Phase 2 REDUX study of DM199 in participants with chronic kidney disease (“CKD”), as described in more detail under Item 8.01 of this Current Report on Form 8-K. A copy of the press release announcing the interim results is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference and constitutes a part of this report.

On June 29, 2021, the Company made available an investor presentation in connection with the announcement of the interim results of its Phase 2 REDUX study. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and the information set forth therein is incorporated herein by reference and constitutes a part of this Item 7.01.

The information furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the United States Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01.               Other Events.

As described under Item 7.01 above, on June 29, 2021, the Company announced interim results from its Phase 2 REDUX study of DM199 in participants with CKD. The REDUX study is investigating the treatment of CKD in three patient populations with rare or high unmet medical needs. Cohort 1 is enrolling and studying non-diabetic, hypertensive African Americans; Cohort 2 is enrolling and studying patients with IgA Nephropathy; and Cohort 3 is fully enrolled and studying patients with diabetic kidney disease. To date, DM199 is demonstrating clinically meaningful improvements in kidney function in Cohorts 1 and 2, as measured by simultaneously stabilizing estimated glomerular filtration rate and decreasing urine albumin-to-creatinine ratio. In participants who were hypertensive (Cohorts 1 and 3), DM199 also reduced blood pressure by clinically significant levels. A copy of the press release announcing the interim results is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference and constitutes a part of this report.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 29, 2021 announcing positive interim results from Phase 2 REDUX study in CKD (filed herewith)
99.2	Investor Presentation issued by DiaMedica Therapeutics, Inc. in connection with the release of its interim results of its Phase 2 REDUX study in CKD (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: June 29, 2021